INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 1, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2018, AS REVISED JULY 31, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Treasury Collateral ETF (the “Fund”)

Effective immediately, the Fund will change its dividend policy from an annual dividend policy to a monthly dividend policy. Accordingly, the Fund’s Prospectus and Statement of Additional Information are modified effective immediately, as follows:

Beginning on page 113 of the Prospectus, the first two sentences of the first paragraph of the section titled “Dividends, Other Distributions and Taxes,” are deleted in their entirety and replaced with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.

On page 194 of the Statement of Additional Information, the second paragraph of the section titled “DIVIDENDS AND DISTRIBUTIONS – General Polices” is deleted in its entirety and replaced with the following:

With respect to Invesco Global Agriculture ETF and Invesco Global Gold and Precious Metals ETF, dividends from net investment income, if any, ordinarily are declared and paid annually, and with respect to Invesco Treasury Collateral ETF, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Please Keep This Supplement For Future Reference.

P-CLTL-PROSAI-1-SUP-1 080118